UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2005
Cousins Properties Incorporated
(Exact name of registrant as specified in charter)

Georgia	58-0869052
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
0-3576
(Commission File Number)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
(Address of principal executive offices)
Registrant’s telephone number, including area code: (770) 955-2200
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EX-99.1 QUARTERLY INFORMATION PACKAGE FOR THE QUARTER ENDED SEPTEMBER 30, 2005

Item 2.02. Results of Operations and Financial Condition
          On October 31, 2005, Cousins Properties Incorporated (the “Company”) issued a Quarterly Information Package containing a press release and information about the Company’s financial condition and results of operations for the quarter and nine months ended September 30, 2005. A copy of the Company’s Quarterly Information Package is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
          (c) Exhibits:

Exhibit Number	Description
99.1	Quarterly Information Package for the Quarter Ended September 30, 2005.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2005	COUSINS PROPERTIES INCORPORATED

	By:	/s/ James A. Fleming

James A. Fleming Executive Vice President and Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)